UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2006

Nash-Finch Company

(Exact name of registrant as specified in its charter)

Delaware	0-785	41-0431960
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7600 France Avenue South, Minneapolis, Minnesota		55435
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 832-0534

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 19, 2006, Nash-Finch Company (“Nash Finch”) issued a press release announcing that William R. Voss has been named the non-executive Chairman of the Nash Finch Board of Directors, succeeding Allister P. Graham who continues as a director of Nash Finch and has been named Chairman Emeritus. The full text of the press release is attached as exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release, issued by the Registrant, dated May 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY

Date: May 19, 2006	By:	/s/ LeAnne M. Stewart
		Name:	LeAnne M. Stewart
		Title:	Senior Vice President and
Chief Financial Officer

NASH-FINCH COMPANY
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED MAY 19, 2006

Exhibit No.	Description	Method of Filing

99.1	Press Release, issued by the Registrant, dated May 19, 2006	Filed electronically
herewith